                                                                    Exhibit 10.2

                  AMENDMENT, dated as of June 28, 2002 (this "Amendment") to the RECEIVABLES PURCHASE AGREEMENT, dated as of April 19, 2000 (as amended, supplemented or otherwise modified from time to time, the "Receivables Purchase Agreement"), between Aurora Foods Inc. ("Aurora") and JPMorgan Chase Bank ("JPMCB").

                  The parties hereto hereby agree as follows:

         SECTION 1. Defined Terms. Terms defined in Exhibit A to the Receivables Purchase Agreement and used herein shall have the meanings given to them in Exhibit A to the Receivables Purchase Agreement.

         SECTION 2. Amendments to Receivables Purchase Agreement.

         (a) Amendment to Section 10. Section 10 of the Receivables Purchase Agreement is hereby amended by adding the following new Section 10.05 immediately after existing Section 10.04 thereof:

             SECTION 10.05. Administrative Fee. Seller agrees to pay to Purchaser an annual administrative fee for the period from June 30, 2002 to the Termination Date in an amount equal to $125,000 per year, which fee will be payable quarterly in advance on the last day of each March, June, September and December to occur prior to the Termination Date, commencing on June 30, 2002.

         (b) Amendment to Section 10.01. Section 10.01 of the Receivables Purchase Agreement is hereby amended by deleting the first and second sentences therein in their entirety and substituting in lieu thereof the following:

         "This Agreement shall have a term beginning on the date hereof, and ending on June 30, 2002. This term shall, at the option of Seller, be extended until September 30, 2003 upon the payment to Purchaser, on or before June 30, 2002, of an extension fee in the amount of $550,000."

         (c) Amendment to Exhibit A. Exhibit A of the Receivables Purchase Agreement is hereby amended by deleting the defined terms "Facility Limit" and "Required Subordinated Participants Commitment" in its entirety and substituting in lieu thereof the following:

             "Facility Limit" means $42,000,000, as such amount may be reduced from time to time pursuant to Section 10.02 of the Receivables Purchase Agreement; provided that if the Supplemental Borrowing Date (as defined in the Credit Agreement) occurs, the Facility Limit shall be permanently reduced to (i) for the period from the Supplemental Borrowing Date to July 31, 2002, $40,000,000 and (ii) on and after July 31, 2002, $30,000,000."

             "Required Subordinated Participants Commitment" means (a) prior to the Initial Over Advance Date, $9,000,000, (b) on any date during the period commencing with the Initial Over Advance Date and ending on the Over Advance Termination Date, at least (i) if the Supplemental Borrowing Date (as defined in the Credit Agreement) has not

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                                                                               2

         occurred, $9,000,000, or (ii) if the Supplemental Borrowing Date has occurred, $6,500,000 plus, in each case, the aggregate cumulative amount of Net Losses accrued as of such date and (c) for the period following the Over Advance Termination Date, so long as no Event of Default (as defined in the Credit Agreement) under the Credit Agreement has occurred and is continuing, at least (i) if the Supplemental Borrowing Date has not occurred, $9,000,000, or (ii) if the Supplemental Borrowing Date has occurred, $6,500,000 plus, in each case, the aggregate cumulative amount of Net Losses accrued as of the Over Advance Termination Date.

         SECTION 3. Conditions to Effectiveness. This Amendment shall be effective on the date (the "Effective Date") on which (i) Aurora, JPMCB and the Subordinated Participants shall have executed and delivered this Amendment and
(ii) an administrative fee in the amount of $31,250 is paid to JPMCB.

         SECTION 4. Representations and Warranties. To induce the parties hereto to enter into this Amendment, Aurora hereby represents and warrants that the representations and warranties made by the Seller in Section 4.01 of the Receivables Purchase Agreement are true and correct in all material respects on and as of the date hereof, before and after giving effect to the effectiveness of this Amendment, as if made on and as of the date hereof.

         SECTION 5. Payment of Expenses. Aurora agrees to pay or reimburse JPMCB and the Subordinated Participants for all of their out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to JPMCB and the Subordinated Participants.

         SECTION 6. Continuing Effect. Except as expressly modified by this Amendment, the Receivables Purchase Agreement and the Participation Agreement are and shall remain in full force and effect.

         SECTION 7. GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HERETO SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

         SECTION 8. Execution in Counterparts. This Amendment may be executed by one or more of the parties to this Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. This Amendment may be delivered by facsimile transmission of the relevant signature pages hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        AURORA FOODS INC.



                                        By: /s/ James T. Smith
                                            ------------------------------
                                        Name:  James T. Smith
                                        Title: President & CEO


                                        JPMORGAN CHASE BANK


                                        By: /s/ Kathryn A. Duncan
                                            ------------------------------
                                        Name:  Kathryn A. Duncan
                                        Title: Vice President


                                        Agreed to and Acknowledged,
                                        including for all purposes
                                        of the Master Subordinated
                                        Participation Agreement by:


                                        FENWAY PARTNERS CAPITAL FUND, L.P.


                                        By: /s/ Andrea Geisser
                                            ------------------------------
                                        Name:  Andrea Geisser
                                        Title: Authorized Signatory

                                        By: /s/ Peter Lamm
                                            ------------------------------
                                        Name:  Peter Lamm
                                        Title: Authorized Signatory

                                        FENWAY PARTNERS CAPITAL FUND II, L.P.



                                        By: /s/ Andrea Geisser
                                            ------------------------------
                                        Name:  Andrea Geisser
                                        Title: Authorized Signatory

                                     By: /s/ Peter Lamm
                                         ---------------------------------
                                     Name:  Peter Lamm
                                     Title: Authorized Signatory


                                     MCCOWN DE LEEUW & CO. III, L.P.


                                     By: /s/ David De Leeuw
                                         ---------------------------------
                                     Name:  David De Leeuw
                                     Title: Managing Director


                                     MCCOWN DE LEEUW & CO. III (EUROPE), L.P.


                                     By: /s/ David De Leeuw
                                         ---------------------------------
                                     Name:    David De Leeuw
                                     Title: Managing Director

                                     MCCOWN DE LEEUW & CO. III (ASIA), L.P.



                                     By: /s/ David De Leeuw
                                         ---------------------------------
                                     Name:  David De Leeuw
                                     Title: Managing Director

                                     GAMMA FUND LLC


                                     By: /s/ David De Leeuw
                                         ---------------------------------
                                     Name:  David De Leeuw
                                     Title: Managing Director

                                     MCCOWN DE LEEUW & CO. IV, L.P


                                     By: /s/ David De Leeuw
                                         ---------------------------------
                                     Name:  David De Leeuw
                                     Title: Managing Director

                                   DELTA FUND LLC


                                   By: /s/ David De Leeuw
                                       -----------------------------------
                                   Name:  David De Leeuw
                                   Title: Managing Director


                                   MCCOWN DE LEEUW & CO. IV, ASSOCIATES L.P


                                   By: /s/ David De Leeuw
                                       -----------------------------------
                                   Name:  David De Leeuw
                                   Title: Managing Director

                                   UBS CAPITAL LLC


                                   By: /s/ Marc Unger
                                       -----------------------------------
                                   Name:  Marc Unger
                                   Title: Attorney-in-Fact

                                   By: /s/ George A. Duarte
                                       -----------------------------------
                                   Name:  George A. Duarte
                                   Title: Attorney-in-Fact